FIRST EAGLE FUNDS
--------------------------------------------------
              Semi-annual Report -- April 30, 2001



                           [PHOTO]



---------------------------------------------------[LOGO]

Dear Fellow Investors:

    The First Eagle Funds ended their fiscal semi-annual period on April 30, 2001. First Eagle Fund of America and First Eagle International Fund performances for their no-load Class Y Shares relative to the indices are described below.

    FIRST EAGLE FUND OF AMERICA'S net asset value increased 7.10%, adjusted for distributions for the period from November 1, 2000 through April 30, 2001, while the unmanaged Standard & Poor's 500 Stock Index, adjusted for distributions, decreased 12.07% for the same period. Additionally, the unmanaged Standard & Poor's Midcap 400 Index, adjusted for distributions, was down 1.90% for the period from November 1, 2000 through April 30, 2001.

    FIRST EAGLE INTERNATIONAL FUND'S net asset value decreased 13.93%, adjusted for distributions for the period from November 1, 2000 through April 30, 2001, while the broad-based, unmanaged Morgan Stanley Capital International SA (MSCI) Europe, Australia, Far East Index (EAFE), adjusted for distributions, was down 8.11% for the same period. In addition, the unmanaged MSCI World Ex-USA Index, adjusted for distributions, decreased 8.73% for the period from November 1, 2000 through April 30, 2001.

    As always, we take this opportunity to review with our shareholders the activity of the Funds and the principles which guide us in the day-to-day business of investing the funds you have entrusted to us.

    Unpredictable forces of adjustment are dominating current economic conditions. The unwinding of the speculative excesses in the technology and telecommunications sectors, the reaction of consumers to the dramatic loss of wealth associated with the melt down of the NASDAQ market, the growing number of layoffs as corporate profits decline, and the rise in energy costs create an uncertain future. The precipitous nature with which these conditions occurred is without precedent. Just over six months ago, economists and market observers were debating whether the excessive rate of economic growth would cause monetary authorities to continue to raise interest rates to forestall the accumulation of inflationary forces. The sudden rate at which the change emerged caused the Federal Reserve to adjust its outlook abruptly. The Fed shifted its policy bias from the concern of inflationary threats to that of contraction, and implemented cuts in the Fed Funds rate.

    The easing of monetary policy in January was unusual in that interest rate sensitive industries (such as housing and autos) were showing no signs of weakness. Along with unemployment less than 5%, auto sales at nearly 17 million, and housing starts at a healthy 1.6 million, most measures of consumer spending and confidence remain positive. These are conditions not traditionally associated with recession. The economy is, however, confronting the overhang of excessive investment in information-technology, a contracting manufacturing economy, a massive current-account deficit, and rising joblessness. Restricting the Fed's flexibility to stimulate the economy, however, is the already tight labor market, rising wages and the generally high absolute level of economic activity. We believe that ultimately the forces of contraction will require an increasingly accommodative monetary policy. The shape of the decline and recovery will be governed by how much evidence of deterioration the Fed insists on observing before administering a more aggressive approach.

    FIRST EAGLE FUND OF AMERICA continues to focus on companies possessing the capacity to demonstrate meaningful improvement in financial performance, and least likely to be negatively influenced by macro-economic developments. We are convinced that our explicit focus on cash flow generation and economic value creation is more likely to be rewarded than it has been. Two investment themes are receiving added attention. One relates to the newly found discipline of paper producers to cease the expansion of new capacity in order to reduce inventory accumulation and support prices in an environment of declining demand. We are also pursuing a growing investment in property casualty insurers. Coincident with improving balance sheet valuations (due to declining interest rates), industry participants are benefiting from the first pricing up cycle in fifteen years.

    The extreme shifts in investor sentiment created challenges for all investment styles, ours included. After an unprecedented experience earlier in 2000 of having several of our largest positions and companies most familiar to us suffer serious decline in value, we completed the semi-annual period with strong performance. This included notable contribution from International Game Technology, Starwood Hotels & Resorts Worldwide, Inc., Tricon Global Restaurants, Inc., American Standard Cos., Inc., and Federated Department Stores, Inc. First Eagle Fund of America has a considerable exposure in the hotel and gaming industry. These stocks are currently selling at around
7 x cash flow and we feel that they are valued at around 10 times that. Even though the economy is slowing and consumers generally curb their spending on leisure activities in such an environment, these are good values. American Standard Cos., Inc. reported better than expected earnings and cash flow generation. New management intends to sell non-core assets such as Medical Systems and Water Heater operations. Federated Department Stores, Inc. and TJX Cos., Inc. reflected stronger than expected consumer confidence numbers released in late March and expectations for lower interest rates. Along with these successes, we also experienced some disappointments, most notably in the Information Technology sector. The portfolio was hurt by investments in Comdisco, Inc., a provider of disaster recover services for computer systems, and Cabletron Systems, Inc., a Cisco competitor in the business of making complex connectivity hardware and software products. In the past year, we have reduced our exposure to Information Technology by half.

    The U.S. stock market continued its plunge taking international markets around the world down with it. Unfortunately, this was the case for the FIRST EAGLE INTERNATIONAL FUND. While technology stocks continued to suffer the worst implosion, pain extended to the broader markets as well. The selling pressure was marked by increased volatility in price movements. Leading the damage to our portfolio was Alcatel SA, the bellweather French telecommunications company. Alcatel SA, always a volatile stock, fell 43% in the first calendar quarter of 2000, thereby recording its worst quarterly performance since the third quarter of 1998 when the stock notably fell 60% following a profit warning. This year, Alcatel SA's problems seemed much less unique as it joined other telecommunication equipment heavyweights such as Nokia, Siemens and Ericsson in issuing warnings about the first quarter's outlook. In fact, Alcatel SA's 43% drop almost exactly mirrored the 45% fall recorded by the telecommunication equipment sector of the Bloomberg European 500 index. Telecommunications equipment stocks have suffered as it has become apparent that telecommunications companies are curtailing their capital expenditure budgets for data, voice, wireline and wireless networks. During the recent period, sales of networking components have slowed across the industry more rapidly than even the most pessimistic analysts had predicted. At this point, the outlook for the sector (and its stocks) remains unclear, clouded by bloated inventories, debt-strapped customers, delayed deployment of new technologies and, most importantly, very uncertain future demand.

    We further reduced our exposure to the Japanese/Asian markets during the semi-annual period. In 1999 and 2000, much of the Asian economic recovery was due to the strong U.S. economy; thus, any slowdown in the U.S. is likely to affect these regions disproportionately. And despite the Japanese government's continuing efforts to try new economic and fiscal policies, it has yet to engineer a self-sustaining economic recovery. On the positive side, Japan's economic slowdown is forcing more rationalization in business, and corporate restructurings are becoming more prevalent. We are also encouraged that deflated equity valuations in Japan are beginning to come into a range that meets our investment criteria. For the time being, it is likely that we will continue our underweight allocation to the region until valuations become even more attractive and the economic and market risks begin to subside.

    The outlook in Europe is intricately linked to that of the United States, both in terms of direct economic links and in terms of perception. As in the United States, we expect the mood of Europe's stock markets these next months to swing between pessimism over deteriorating earnings and optimism over the possibility of interest rate cuts by the Fed and the European Central Bank. It is unclear which side will prevail. Given Europe's slowing growth, middling valuations and uncertain interest-rate outlook, we are focusing on companies with solid, defensible industry positions, tested management teams and reasonable valuations.

    Although we have a cautious view of the investment landscape, we are more confident about the outlook for entering a period of increasing portfolio returns. Most importantly, we are very encouraged that for the first time in several years we believe the general trends of the investment environment appear to be supportive of our basic underlying approach to value investing.

Thank you for your continued confidence, Your Investment Team at
Arnhold and S. Bleichroeder Advisers, Inc.
May 2001

FIRST EAGLE FUND OF AMERICA                                    -----------------
4/30/2001 (UNAUDITED)                                            FUND OVERVIEW


The First Eagle Fund of America is a non-diversified US equity fund with a unique, event-driven bias. The Fund focuses on identifying companies poised to benefit from change that the market has not yet recognized. It seeks capital appreciation with above-average long-term returns.

-----------------------------
 PERFORMANCE COMPARISON:


               AVERAGE ANNUAL RATES OF RETURN AS OF APRIL 30, 2001

                                                  ONE-YEAR    FIVE-YEAR   TEN-YEAR
                                                  --------    ---------   --------
First Eagle Fund of America (Y Shares)..........    13.14 %     16.50%     18.04%
S&P 500 Index...................................   (12.97)%     15.54%     15.23%


                     Growth of a $10,000 Initial Investment


              First Eagle Fund of America      S&P 500 w/income
              ---------------------------      ----------------
4/30/01                  10000                     100000
4/30/00                  11920.6                   11403.7
4/30/99                  14044                     12455.3
4/30/98                  16741.2                   13116.9
4/30/97                  17663.2                   15397.6
4/30/96                  24471.9                   20047.2
4/30/95                  29067.7                   25081.6
4/30/94                  43043.2                   35368.7
4/30/93                  49088                     43084.6
4/30/92                  46427                     47432.8
4/30/91                  52526                     41282.7


Performance is historical and is not indicative of future results. The Fund's results assume reinvestment of dividends and distributions. The Standard & Poor's 500 Stock Index is a widely recognized unmanaged index of the stocks of 500 U.S. companies.

-------------------------------------
TOP 10 HOLDINGS
Biogen, Inc.                     4.09%
Cephalon, Inc.                   3.36%
Equifax Inc.                     3.12%
American Standard Cos. Inc.      3.02%
Thermo Electron Corp             2.90%
NCR Corp.                        2.79%
Mandalay Resort Group            2.68%
Millipore Corp.                  2.61%
Starwood Hotels & Resorts        2.61%
CIGNA Corp.                      2.48%


-------------------------------------
ASSET ALLOCATION
U.S. Stocks and Options         88.41%
U.S. Dollar Cash and
Equivalents                     11.59%

-------------------------------------
TOP 5 SECTORS
Consumer Discretionary          24.47%
Financials                      17.64%
Industrials                     14.19%
Health Care                     13.41%
Information Technology          12.98%

The Fund's portfolio composition is subject to change at any time.

                          FIRST EAGLE FUND OF AMERICA
                              INVESTMENT PORTFOLIO
                                 April 30, 2001
                                  (unaudited)

                                                               MARKET
 SHARES                                          COST          VALUE
------------------------------------------------------------------------

COMMON STOCK (91.12%)

CONSUMER DISCRETIONARY (24.47%)
  187,496   AT&T Corp./Liberty Media
            Group*'D'                        $  1,530,536   $  2,999,936
  247,950   Dun & Bradstreet Corp.              4,333,867      6,885,572
  203,300   Fortune Brands Inc.                 6,126,024      6,332,795
  196,900   General Motors Corp. Cl.
            'H'*'D'                             5,400,306      4,184,125
  495,000   Hilton Hotels Corp.                 5,202,729      5,469,750
  144,200   International Game
            Technology*'D'                      3,927,884      8,065,106
  622,100   Kmart Corp.*                        5,627,888      6,221,000
  445,500   Mandalay Resort Group*              9,285,391     10,585,080
  408,100   Mattel, Inc.'D'                     4,677,947      6,590,815
  550,400   Park Place Entertainment Corp.*     6,029,624      6,120,448
  246,500   Reader's Digest Association
            Inc.                                7,452,319      6,815,725
  285,500   Starwood Hotels & Resorts
            Worldwide, Inc.'D'                  8,923,845     10,303,695
  229,300   TJX Cos., Inc.'D'                   5,611,408      7,183,969
  198,600   Tricon Global Restaurants,
            Inc.*'D'                            6,073,536      8,901,252
                                             ------------   ------------
                                               80,203,304     96,659,268

CONSUMER STAPLES (0.15%)
   83,200   Rite Aid Corp.*                       594,081        606,528
                                             ------------   ------------
ENERGY (1.04%)
   69,000   Phillips Petroleum Co.              3,910,892      4,112,400
                                             ------------   ------------
FINANCIALS (17.64%)
  205,700   Aon Corp.                           6,506,912      6,837,468
   25,000   Chubb Corp.'D'                      1,880,786      1,668,750
  171,600   Comerica Inc.'D'                    9,463,443      8,825,388
  495,100   Conseco, Inc.                       7,887,394      9,421,753
  132,800   FleetBoston Financial Corp.'D'      4,380,054      5,095,536
  147,400   Hartford Financial Services
            Group, Inc.'D'                      8,638,447      9,153,540
  147,300   Household International,
            Inc.'D'                             6,247,774      9,430,146
   73,700   Mellon Financial Corp.              2,572,393      3,016,541
  179,700   Metris Cos., Inc.                   4,835,232      5,391,000
   80,000   Providian Financial Corp.'D'        3,967,683      4,264,000
   71,800   USA Education Inc.'D'               4,909,167      5,104,980
   29,000   Washington Mutual, Inc.'D'          1,093,990      1,447,970
                                             ------------   ------------
                                               62,383,275     69,657,072

See notes to financial statements.

                                                               MARKET
                  SHARES                         COST          VALUE
------------------------------------------------------------------------
HEALTH CARE (13.41%)
  133,600   Becton, Dickinson & Co.          $  3,650,747   $  4,321,960
  249,800   Biogen, Inc.*'D'                   13,558,993     16,152,068
  208,200   Cephalon, Inc.*'D'                 11,946,406     13,262,340
   91,800   CIGNA Corp.'D'                      9,859,599      9,795,060
   38,100   St. Jude Medical, Inc.*'D'          1,009,267      2,181,225
  162,400   Tenet Healthcare Corp.*             4,410,217      7,249,536
                                             ------------   ------------
                                               44,435,229     52,962,189
INDUSTRIALS (14.19%)
  197,700   American Standard Cos. Inc.*'D'     8,539,994     11,911,425
  372,300   Equifax Inc.                       11,523,935     12,311,961
  126,700   General Dynamics Corp.'D'           8,721,990      9,766,036
   31,700   L-3 Communications Holdings,
            Inc.*'D'                            1,104,349      2,448,825
  501,500   Loral Space & Communications
            Ltd.*                               7,167,534      1,188,555
  434,500   Thermo Electron Corp.*              9,468,862     11,453,420
  284,900   Waste Management, Inc.              5,556,717      6,954,409
                                             ------------   ------------
                                               52,083,381     56,034,631
INFORMATION TECHNOLOGY (12.98%)
  213,200   Amphenol Corp.*'D'                  7,169,810      8,975,720
   64,890   Arbitron Inc.*                      1,503,276      1,354,903
  276,600   Cabletron Systems, Inc.*'D'         4,568,088      4,337,088
  375,450   Ceridian Corp.*                     5,355,395      6,758,100
  452,300   Comdisco, Inc.                     10,931,000      1,393,084
  210,600   Harris Corp.                        5,579,605      6,054,750
  234,100   NCR Corp.*'D'                       9,060,631     11,005,041
  172,400   Parametric Technology Corp.*        1,824,508      1,965,360
  264,700   Storage Technology Corp.*           5,188,561      3,385,513
  249,000   Tektronix, Inc.*'D'                 7,233,450      6,025,800
                                             ------------   ------------
                                               58,414,324     51,255,359
MATERIALS (7.24%)
   87,900   Ball Corp.                          3,536,902      4,043,400
  112,000   Bowater Inc.                        5,745,575      5,432,000
   97,800   International Paper Co.'D'          3,669,071      3,831,804
  179,700   Millipore Corp.'D'                  8,725,127     10,305,795
  351,800   Packaging Corp. of America*         4,819,844      4,970,934
                                             ------------   ------------
                                               26,496,519     28,583,933
            TOTAL COMMON STOCK                328,521,005    359,871,380
                                             ------------   ------------
PREFERRED STOCK (0.65%)
   67,777   Assistive Technology Inc.
            Ser. E-1*'D'D'                        883,921        883,921
   51,966   Assistive Technology Inc.
            Ser. E-2*'D'D'                        500,000        500,000
    1,200   Tidewater Holdings Inc. Ser. A
            Conv.*'D'D'                         1,200,000      1,200,000
                                             ------------   ------------
            TOTAL PREFERRED STOCK               2,583,921      2,583,921
                                             ------------   ------------

See notes to financial statements.

                                                               MARKET
 SHARES                                          COST          VALUE
------------------------------------------------------------------------
WARRANTS (0.00%)
    9,873   Assistive Technology Inc.*'D'D'  $        382   $        382
   11,177   Assistive Technology Inc.
            Ser. E-1*'D'D'                             --             --
                                             ------------   ------------
            TOTAL WARRANTS                            382            382
                                             ------------   ------------
OTHER INVESTMENTS (0.38%)
  16.1616   Euro Outlet Malls, L.P.'D'D'               --      1,500,000
                                             ------------   ------------
            TOTAL INVESTMENTS                 331,105,308    363,955,683
                                             ------------   ------------

PRINCIPAL
---------------------------------------------------------------------
SHORT-TERM INVESTMENTS (12.84%)
 8,000,000   United States Treasury Bill
              due 5/24/01                    7,975,416      7,981,240
 9,000,000   United States Treasury Bill
              due 6/07/01                    8,958,375      8,966,511
13,000,000   United States Treasury Bill
              due 6/14/01                   12,932,515     12,942,644
 4,000,000   United States Treasury Bill
              due 6/21/01                    3,976,427      3,979,260
 5,500,000   United States Treasury Bill
              due 7/12/01                    5,457,550      5,458,750
 4,500,000   United States Treasury Bill
              due 7/19/01                    4,464,066      4,463,068
 7,000,000   United States Treasury Bill
              due 7/26/01                    6,938,295      6,936,790
                                          ------------   ------------
             TOTAL SHORT-TERM INVESTMENTS  50,702,644      50,728,263
                                          ------------   ------------


CONTRACTS
---------------------------------------------------------------------
COVERED CALL OPTIONS WRITTEN (-3.74%)
       100   American Standard Cos., Inc. @ $60 exp.
              May 2001                                        (17,250)
     2,132   Amphenol Corp. @ $35 exp. May 2001            (1,609,660)
     1,874   AT&T Corp./Liberty Media Group @ $15 exp.
              May 2001                                       (196,770)
       530   Biogen, Inc. @ $65 exp. May 2001                (164,300)
       334   Biogen, Inc. @ $70 exp. May 2001                 (38,410)
       356   Biogen, Inc. @ $60 exp. July 2001               (373,800)
       356   Biogen, Inc. @ $65 exp. July 2001               (281,240)
       577   Biogen, Inc. @ $75 exp. July 2001               (167,330)
       692   Cabletron Systems, Inc. @ $12.5 exp.
              May 2001                                       (238,740)
     1,382   Cabletron Systems, Inc. @ $15 exp.
              May 2001                                       (234,940)
       692   Cabletron Systems, Inc. @ $15 exp.
              June 2001                                      (148,780)
     1,040   Cephalon, Inc. @ $55 exp. May 2001            (1,045,200)
       520   Cephalon, Inc. @ $60 exp. May 2001              (312,000)
       250   Chubb Corp. @ $70 exp. May 2001                  (16,250)
       381   CIGNA Corp. @ $105 exp. June 2001               (280,035)
       537   CIGNA Corp. @ $110 exp. June 2001               (257,760)

See notes to financial statements.

                                                               MARKET
 CONTRACTS                                                      VALUE
------------------------------------------------------------------------
COVERED CALL OPTIONS WRITTEN -- (CONTINUED)
       343   Comerica Inc. @ $60 exp. May 2001           $     (6,860)
     1,237   Conseco, Inc. @ $15 exp. May 2001               (494,800)
     2,473   Conseco, Inc. @ $17.5 exp. May 2001             (482,235)
     1,241   Conseco, Inc. @ $20 exp. June 2001              (136,510)
     1,328   FleetBoston Financial Corp. @ $40 exp.
              June 2001                                      (192,560)
       305   General Dynamics Corp. @ $65 exp.
              May 2001                                       (373,625)
       645   General Dynamics Corp. @ $70 exp.
              May 2001                                       (480,525)
       317   General Dynamics Corp. @ $75 exp.
              June 2001                                      (147,405)
     1,969   General Motors Corp. Cl 'H' @ $20 exp.
              June 2001                                      (580,855)
       295   Hartford Financial Services Group, Inc.
              @ $65 exp. May 2001                             (30,975)
       368   Hartford Financial Services Group, Inc.
              @ $65 exp. June 2001                            (76,360)
       494   Hartford Financial Services Group, Inc.
              @ $70 exp. June 2001                            (40,755)
       601   Household International, Inc. @ $60 exp.
              July 2001                                      (441,735)
       872   Household International, Inc. @ $65 exp.
              July 2001                                      (436,000)
       923   International Game Technology @ $50 exp.
              July 2001                                      (766,090)
       519   International Game Technology @ $55 exp.
              July 2001                                      (259,500)
       105   International Paper Co. @ $37.5 exp.
              May 2001                                        (25,725)
       873   International Paper Co. @ $40 exp.
              June 2001                                      (157,140)
       267   L-3 Communications Holdings, Inc. @ $70
              exp. May 2001                                  (240,300)
        50   L-3 Communications Holdings, Inc. @ $75
              exp. May 2001                                   (27,000)
     2,040   Mattel, Inc. @ $15 exp. July 2001               (418,200)
     2,041   Mattel, Inc. @ $17.5 exp. July 2001             (132,665)
       746   Millipore Corp. @ $50 exp. May 2001             (578,150)
       100   Millipore Corp. @ $55 exp. May 2001              (39,500)
       374   Millipore Corp. @ $60 exp. June 2001            (112,200)
       718   NCR Corp. @ $40 exp. May 2001                   (524,140)
       468   NCR Corp. @ $45 exp. June 2001                  (201,240)
       468   NCR Corp. @ $50 exp. June 2001                   (80,730)
       160   Providian Financial Corp. @ $52.5 exp.
              June 2001                                       (76,800)
       360   Providian Financial Corp. @ $55 exp.
              June 2001                                      (147,600)
       120   Providian Financial Corp. @ $57.5 exp.
              June 2001                                       (28,200)

See notes to financial statements.

                                                            MARKET
SHARES                                    COST               VALUE
---------------------------------------------------------------------
       900   Starwood Hotels & Resorts Worldwide, Inc.
              @ $40 exp. May 2001                        $    (18,000)
       381   St. Jude Medical, Inc. @ $60 exp.
              May 2001                                        (59,055)
     2,490   Tektronix, Inc. @ $25 exp. June 2001            (585,150)
     1,015   Tenet Healthcare Corp. @ $45 exp.
              May 2001                                       (162,400)
       262   Tenet Healthcare Corp. @ $50 exp.
              May 2001                                         (7,205)
       347   Tenet Healthcare Corp. @ $45 exp.
              June 2001                                       (92,822)
     1,146   TJX Cos., Inc. @ $30 exp. May 2001              (240,660)
     1,147   TJX Cos., Inc. @ $30 exp. July 2001             (395,715)
       246   Tricon Global Restaurants, Inc. @ $45
              exp. June 2001                                  (49,200)
        20   USA Education, Inc. @ $75 exp. June 2001          (4,000)
       290   Washington Mutual, Inc. @ $50 exp.
              May 2001                                        (47,850)
                                                         ------------
             TOTAL COVERED CALL OPTIONS
               WRITTEN (PREMIUM $11,769,769)              (14,780,902)
                                                         ------------
             TOTAL INVESTMENT PORTFOLIO
              (101.25%)                   $370,038,183    399,903,044
                                          ------------
                                          ------------
             Liabilities in excess of other
               assets (-1.25%)                             (4,941,779)
                                                         ------------
             NET ASSETS (100.00%)                        $394,961,265
                                                         ------------
                                                         ------------

  *   Non-income producing security
'D' At April 30, 2001, a portion of this security was segregated to cover collateral requirement for options.
'D'D' Restricted security priced at fair value by the Valuation Committee of the Board of Trustees. Represents ownership interest in a security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. Information concerning each restricted security holding on April 30, 2001 is shown below:

             Security                         Acquisition Date      Cost
             --------------------------------------------------------------

             Assistive Technology Inc.
              Ser. E-1                            10/31/95       $  883,921
             Assistive Technology Inc.
              Ser. E-2                            12/19/96          500,000
             Assistive Technology Inc.
              Warrants                            10/21/98              382
             Assistive Technology Inc.
              Ser. E-1 Warrants                   10/21/98               --
             Euro Outlet Malls, L.P.              12/30/94               --
             Tidewater Holdings Inc. Ser. A
              Conv. Pfd. Stock                      7/9/96        1,200,000

See notes to financial statements.

FIRST EAGLE INTERNATIONAL FUND                                 -----------------
4/30/2001 (UNAUDITED)                                            FUND OVERVIEW

The First Eagle International Fund is a non-diversified international equity fund that seeks to unearth companies in dynamic growth environments, undiscovered smaller companies and restructuring opportunities. The fund utilizes intense in-house research plus a long-established foreign information network. The objective is capital appreciation with above-average long-term returns, coupled with the benefits of international investing.

-----------------------------
 PERFORMANCE COMPARISON:


               AVERAGE ANNUAL RATES OF RETURN AS OF APRIL 30, 2001

                                                                           SINCE
                                                  ONE-YEAR   FIVE-YEAR   INCEPTION
                                                  --------   ---------   ---------
                                                                         (04-04-94)
First Eagle International Fund (Y Shares).......   (20.69)%    3.90%        5.43%
MSCI EAFE Index.................................   (16.39)%    4.21%        5.97%


                     Growth of a $10,000 Initial Investment

               First Eagle International Fund     MSCI EAFE Index
               ------------------------------     ---------------
4/4/94                  10000                          10000
4/30/94                 10360                          10424
4/30/95                 9600                           11006
4/30/96                 12004                          12261
4/30/97                 13265                          12152
4/30/98                 17052                          14451
4/30/99                 15045                          15823
4/30/00                 18327                          18022
4/30/01                 14535                          15068


Performance is historical and is not indicative of future results. The Fund's results assume reinvestment of dividends and distributions. The Morgan Stanley Capital International (MSCI) EAFE Index returns assume reinvestment of dividends. This is a widely followed index of an unmanaged group of stocks from 20 international markets and is not available for purchase.

-----------------------------
TOP 10 HOLDINGS
Altran Technologies SA
 (France)                         5.07%
Vivendi Universal SA (France)     4.82%
AXA (France)                      4.51%
MLP AG (Germany)                  4.48%
Allianz AG (Germany)              4.09%
Deutsche Post AG (Germany)        3.83%
Suez Lyonnaise des Eaux SA
 (France)                         3.70%
Riunone Adriatica Di Sicurta
 SpA (Italy)                      3.47%
Vestas Wind Systems AS
 (Denmark)                        3.42%
ING Groep NV (Netherlands)        3.28%

--------------------------------------
ASSET ALLOCATION
Foreign Stocks                   90.74%
U.S. Stocks                       2.57%
U.S. Dollar Cash and
Equivalents                       6.69%


--------------------------------------
TOP 5 COUNTRIES
France                           37.57%
Germany                          14.73%
Netherlands                      11.54%
Italy                             8.43%
Denmark                           6.01%

The Fund's portfolio composition is subject to change at any time.

                         FIRST EAGLE INTERNATIONAL FUND
                              INVESTMENT PORTFOLIO
                                 April 30, 2001
                                  (unaudited)

                                                             MARKET
 SHARES                                         COST          VALUE
----------------------------------------------------------------------

COMMON AND PREFERRED STOCK (93.31%)
DENMARK (6.01%)
   15,935   Carlsberg AS (beverages)         $   652,122   $   715,517
   20,280   Vestas Wind Systems AS
             (electrical equipment)            1,024,205       946,753
                                             -----------   -----------
                                               1,676,327     1,662,270
FRANCE (37.57%)
   21,685   Altran Technologies SA (IT
             consulting & services)            1,227,859     1,403,411
   10,587   AXA (insurance)                      949,911     1,248,323
    7,045   Coface (insurance)                   689,258       529,951
    7,753   Casino Guichard Perrachon SA
             (food & drug retailing)             786,671       694,214
    5,400   Compagnie De Saint-Gobain
             (building products)                 783,239       813,851
    4,396   Pinault-Printemp-Redoute SA
             (multi-line retail)                 937,265       756,459
    8,492   Renault SA (automobiles)             437,812       436,281
   68,480   Rhodia SA (chemicals)                976,495       877,879
   16,180   Societe Television Francaise 1
             (media)                             933,481       678,488
    6,932   Suez Lyonnaise des Eaux SA
             (multi-utilities)                 1,185,115     1,023,849
   45,893   Usinor SA (metals & mining)          634,817       599,310
   19,257   Vivendi Universal SA (media)       1,615,026     1,332,490
                                             -----------   -----------
                                              11,156,949    10,394,506
GERMANY (14.73%)
    3,930   Allianz AG (insurance)             1,329,214     1,130,602
   12,600   Constantin Film AG*
             (diversified telecommunication
             services)                           829,320       240,166
   62,245   Deutsche Post AG (air freight &
             couriers)                         1,247,569     1,060,621
    2,809   Ergo Versicherungs Gruppe AG
             (insurance)                         460,372       406,046
   11,400   MLP AG (insurance)                 1,327,427     1,238,065
                                             -----------   -----------
                                               5,193,902     4,075,500
ITALY (8.43%)
   84,900   Class Editori SpA (media)          1,488,177       880,635
   33,000   Luxottica Group SpA ADR
             (healthcare equipment &
             supplies)                           491,650       490,710
   72,998   Riunone Adriatica Di Sicurta
             SpA (insurance)                     808,147       961,036
                                             -----------   -----------
                                               2,787,974     2,332,381

See notes to financial statements.

                                                             MARKET
SHARES                                         COST          VALUE
----------------------------------------------------------------------
JAPAN (0.78%)
    1,000   Fast Retailing Co., Ltd.
             (specialty retail)              $   218,217   $   215,890
                                             -----------   -----------
NETHERLANDS (11.54%)
   14,494   Aalberts Industries N.V.
             (industrial conglomerates)          290,487       320,598
   26,689   Hunter Douglas NV (household
             durables)                           759,791       707,467
   16,280   IHC Caland NV (machinery)            823,621       750,516
   13,311   ING Groep NV (diversified
             financials)                         915,605       908,311
   18,303   Wolters Kluwer NV (media)            436,164       505,942
                                             -----------   -----------
                                               3,225,668     3,192,834
SPAIN (3.51%)
    7,020   Centros Commerciales Carrefour
             SA (food & drug retailing)          103,639       105,739
   65,000   NH Hoteles, SA (hotels,
             restaurants & leisure)              814,145       863,808
                                             -----------   -----------
                                                 917,784       969,547
SWITZERLAND (2.29%)
    5,785   Charles Voegele Holding AG
             (specialty retail)                1,032,723       633,578
                                             -----------   -----------
UNITED KINGDOM (5.88%)
   27,811   Cable & Wireless plc
             (diversified telecommunication
             services)                           355,629       203,937
   32,495   GlaxoSmithKline plc
             (pharmaceuticals)                   887,108       860,613
  185,174   Vodafone Group plc (wireless
             telecommunication services)         628,770       563,020
                                             -----------   -----------
                                               1,871,507     1,627,570
UNITED STATES (2.57%)
   24,146   Stilwell Financial, Inc.
             (diversified financials)          1,006,701       711,583
                                             -----------   -----------
TOTAL INVESTMENTS                             29,087,752    25,815,659
                                             -----------   -----------
PRINCIPAL
----------------------------------------------------------------------
SHORT TERM INVESTMENTS (5.04%)
1,000,000   United States Treasury Bill
             due 6/14/01                         994,732       995,588
  400,000   United States Treasury Bill
             due 6/21/01                         397,666       397,926
                                             -----------   -----------
            TOTAL SHORT TERM INVESTMENTS       1,392,398     1,393,514
                                             -----------   -----------
            TOTAL INVESTMENT PORTFOLIO
             (98.35%)                        $30,480,150    27,209,173
                                             -----------
                                             -----------
            Other assets in excess of
             liabilities (1.65%)                               455,379
                                                           -----------
            NET ASSETS (100.00%)                           $27,664,552
                                                           -----------
                                                           -----------

* Non-income producing security.

See notes to financial statements.

                      STATEMENT OF ASSETS AND LIABILITIES
                                 April 30, 2001
                                  (unaudited)

                                             FIRST EAGLE        FIRST EAGLE
                                           FUND OF AMERICA   INTERNATIONAL FUND
ASSETS:
   Investments -- Cost                      $331,105,308        $29,087,752
   Short-term investments -- Cost             50,702,644          1,392,398

   Investments, at value                     363,955,683         25,815,659
   Short-term investments, at value           50,728,263          1,393,514
   Cash                                        1,796,146             79,677
   Dividends and interest receivable             104,120             48,817
   Receivable for Fund shares sold               168,678             10,022
   Receivable for investments sold             4,877,512            520,554
                                            ------------        -----------
   TOTAL ASSETS                              421,630,402         27,868,243
                                            ------------        -----------
LIABILITIES:
   Options written at value** (note 3)        14,780,902                 --
   Payable for investments purchased          11,295,786            103,028
   Payable for Fund shares redeemed               56,220                 --
   Management fee payable                        304,300             22,043
   Accrued operating expenses                    231,929             78,620
                                            ------------        -----------
   TOTAL LIABILITIES                          26,669,137            203,691
                                            ------------        -----------
   NET ASSETS                               $394,961,265        $27,664,552
                                            ------------        -----------
                                            ------------        -----------
Net Assets were comprised of:
   Par value of capital shares (note 4)          185,234             25,212
   Capital paid in excess of par value
    (note 4)                                 320,090,786         31,568,453
   Net unrealized
    appreciation/(depreciation) of
    investments, written options and
    foreign currency related transactions     29,864,861         (3,271,459)
   Accumulated net realized gain/(loss)
    on investments, written options and
    foreign currency related transactions     45,168,424           (416,071)
   Undistributed net investment loss            (348,040)          (241,583)
                                            ------------        -----------
   NET ASSETS                               $394,961,265        $27,664,552
                                            ------------        -----------
                                            ------------        -----------
SHARES OUTSTANDING
   Class Y                                    18,187,965          2,463,554
   Class C                                       278,224             52,799
   Class A                                        57,190              4,805
NET ASSET VALUE PER SHARE:
   Class Y (and redemption price)                 $21.33             $10.98
   Class C*                                       $20.77             $10.64
   Class A                                        $21.21             $10.90

 * Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

** Premiums received for First Eagle Fund of America were $11,769,769.

See notes to financial statements.

                            STATEMENT OF OPERATIONS
                    For the six months ended April 30, 2001
                                  (unaudited)

                                             FIRST EAGLE        FIRST EAGLE
                                           FUND OF AMERICA   INTERNATIONAL FUND
INVESTMENT INCOME:
   Dividend income                          $  1,431,083        $    45,982
   Interest income                               938,566             41,058
   Less: Foreign withholding tax                      --            (10,102)
                                            ------------        -----------
      TOTAL INVESTMENT INCOME                  2,369,649             76,938
                                            ------------        -----------

EXPENSES:
   Management fee (note 2)                     1,864,404            152,722
   Services fee (note 2)                         466,100             38,180
   Transfer agent fees                           118,772             21,994
   Miscellaneous expenses                         45,564              3,903
   Accounting fees                                40,626              8,663
   Custodian fees                                 36,885              9,185
   Registration expenses                          35,072             11,085
   Legal fees                                     32,110             31,892
   Audit fees                                     26,065             18,625
   Distribution fees (note 2)                     23,409              2,415
   Trustee fees                                   17,500             17,500
   Printing expenses                              11,182              2,357
                                            ------------        -----------
      TOTAL EXPENSES                           2,717,689            318,521
                                            ------------        -----------

   NET INVESTMENT LOSS                          (348,040)          (241,583)
                                            ------------        -----------

REALIZED AND UNREALIZED GAIN/(LOSS) ON
INVESTMENTS, WRITTEN OPTIONS AND FOREIGN
CURRENCY RELATED TRANSACTIONS
   Net Realized Gain/(Loss) from:
    Investment transactions                   46,281,968           (491,983)
    Foreign currency translation                      --            131,959
                                            ------------        -----------

   NET REALIZED GAIN/(LOSS)                   46,281,968           (360,024)
                                            ------------        -----------
Change in Net Unrealized
Appreciation/(Depreciation) of
Investments, Written Options and Foreign
Currency Related Transactions
    Beginning of period                       49,524,351            857,487
    End of period                             29,864,861         (3,271,459)
                                            ------------        -----------
CHANGE IN NET UNREALIZED
 APPRECIATION/(DEPRECIATION)                 (19,659,490)        (4,128,946)
                                            ------------        -----------
NET GAIN/(LOSS) ON INVESTMENTS, WRITTEN
 OPTIONS AND FOREIGN CURRENCY RELATED
 TRANSACTIONS                                 26,622,478         (4,488,970)
                                            ------------        -----------
INCREASE/(DECREASE) IN NET ASSETS FROM
 OPERATIONS                                 $ 26,274,438        $(4,730,553)
                                            ------------        -----------
                                            ------------        -----------

See notes to financial statements.

                          FIRST EAGLE FUND OF AMERICA
                       STATEMENT OF CHANGES IN NET ASSETS
  For the six months ended April 30, 2001 and the year ended October 31, 2000
                                  (unaudited)

                                           2001               2000
OPERATIONS:
 Net investment loss                   $   (348,040)      $    (903,545)
 Net realized gain                       46,281,968           3,424,499
 (Decrease)/Increase in net
   unrealized appreciation              (19,659,490)         24,540,151
                                       ------------       -------------
 INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                       26,274,438          27,061,105
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                           --                  --
 Net realized gain                       (2,740,384)        (40,736,792)
                                       ------------       -------------
 DECREASE IN NET ASSETS FROM
   DISTRIBUTIONS TO SHAREHOLDERS         (2,740,384)        (40,736,792)
FUND SHARE TRANSACTIONS (NOTE 4):
 Net proceeds from sale of shares        47,231,603         141,679,026
 Net asset value of shares issued for
   reinvestment of capital gains          2,299,098          34,916,258
 Cost of shares redeemed                (63,244,878)       (335,207,899)
                                       ------------       -------------
 DECREASE IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                   (13,714,177)       (158,612,615)
                                       ------------       -------------
 INCREASE/(DECREASE) IN NET ASSETS        9,819,877        (172,288,302)
NET ASSETS:
 Beginning of period                    385,141,388         557,429,690
                                       ------------       -------------
 END OF PERIOD                         $394,961,265       $ 385,141,388
                                       ------------       -------------
                                       ------------       -------------

See notes to financial statements.

                         FIRST EAGLE INTERNATIONAL FUND
                       STATEMENT OF CHANGES IN NET ASSETS
  For the six months ended April 30, 2001 and the year ended October 31, 2000
                                  (unaudited)

                                             2001              2000
OPERATIONS:
 Net investment loss                      $  (241,583)      $  (295,959)
 Net realized (loss)/gain                    (360,024)        6,275,168
 Decrease in net unrealized appreciation   (4,128,946)       (3,794,007)
                                          -----------       -----------
 (DECREASE)/INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS               (4,730,553)        2,185,202
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                             --                --
 Net realized gain                         (6,032,891)       (3,094,098)
                                          -----------       -----------
 DECREASE IN NET ASSETS FROM
   DISTRIBUTIONS TO SHAREHOLDERS           (6,032,891)       (3,094,098)
FUND SHARE TRANSACTIONS (NOTE 4):
 Net proceeds from sale of shares           3,076,910         4,286,553
 Net asset value of shares issued for
   reinvestment of capital gains            4,713,087         2,565,949
 Cost of shares redeemed                   (5,150,699)       (5,754,618)
                                          -----------       -----------
 INCREASE IN NET ASSETS FROM FUND SHARE
   TRANSACTIONS                             2,639,298         1,097,884
                                          -----------       -----------
(DECREASE)/INCREASE IN NET ASSETS          (8,124,146)          188,988
NET ASSETS:
 Beginning of period                       35,788,698        35,599,710
                                          -----------       -----------
 END OF PERIOD                            $27,664,552       $35,788,698
                                          -----------       -----------
                                          -----------       -----------

See notes to financial statements.

                               FIRST EAGLE FUNDS
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES -- First Eagle Funds, a Delaware business trust (the 'Trust'), is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940. The Trust presently consists of two separate portfolios ('Series'): First Eagle Fund of America and First Eagle International Fund (each individually a 'Fund' or collectively the 'Funds'). Each Series has distinct investment objectives and policies. A shareholder's interest is limited to the Series in which she or he owns shares. Each Series offers Class Y, Class C, and Class A shares (inception November 19, 1998). All classes of shares have identical rights to earnings, assets, and voting privileges, except that each class has its own distribution and/or service plan, and has exclusive voting rights with respect to matters affecting only that class.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Any security for which the primary market is on an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices quoted on such day. Equity securities listed on the NASDAQ National Market System are valued at the last sale price or, if there was no sale on such day, at the mean between the most recently quoted bid and asked prices. Corporate bonds (other than convertible debt securities) and U.S. Government Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Other securities are valued at the mean between the most recently quoted bid and asked prices. Short-term debt instruments which mature in less than 60 days are valued at amortized cost, unless the Board of Trustees determines that such valuation does not represent fair value. Securities which are otherwise not readily marketable or securities for which market quotations are not readily available are valued in good faith at fair value in accordance with procedures adopted by the Trust's Board of Trustees. A Valuation Committee of the Board of Trustees has been established to determine the value of such securities after consultation with the Trust's investment adviser.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses on security transactions are determined based on the specific identification method. Discounts and premiums on purchases of investments are accreted and amortized, respectively, as adjustments to interest income and cost of securities. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

OPTIONS: In order to produce incremental earnings or protect against changes in the value of portfolio securities, a Fund may buy and sell put and call options, write covered call options on portfolio securities and write cash-secured put options.

A Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. A Fund may also use options for speculative purposes, although it does not employ options for this purpose at the present time. A Fund will segregate assets to cover its obligations under option contracts.

Options contracts are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on the sales of a written call option, the purchase cost of a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

The risk in writing a call option is that a Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk of buying an option is that a Fund pays a premium whether or not the option is exercised. A Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. A Fund may also write over-the-counter options where the completion of the obligation is dependent upon the credit standing of the counterparty.

FORWARD CURRENCY CONTRACTS: In connection with purchases and sales of securities denominated in foreign currencies, a Fund may enter into forward currency contracts. Additionally, a Fund may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are recorded at market value, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. A Fund will realize a gain or loss upon the closing or settlement of the forward transaction. Such realized gains or losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, a Fund could be exposed to foreign currency fluctuations.

C. FOREIGN CURRENCY TRANSLATION: The market values of securities which are not traded in United States currency are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related dividends, interest and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

The net assets of a Fund are presented at the foreign exchange rates and market values at the close of the period. A Fund does not isolate that portion of gains and losses on investments which is due to change in foreign exchange rates from that which is due to changes in market prices of the equity securities.

D. FEDERAL INCOME TAX STATUS -- It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Accordingly, no federal income tax provision is required.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income, if any, and distribution of net realized gain from investment transactions, if any, will be made annually. The Funds record dividends and distributions to its shareholders on the record date.

F. ESTIMATES AND ASSUMPTIONS -- Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in economic environment, financial markets and any other parameters used in determining these estimates could cause results to differ from these amounts.

NOTE 2. INVESTMENT ADVISORY AGREEMENT AND SERVICES AGREEMENT -- Arnhold and
S. Bleichroeder Advisers, Inc. (the 'Adviser'), a wholly owned subsidiary of Arnhold and S. Bleichroeder,

Inc. ('ASB'), manages the Trust. For its services, the Adviser receives, pursuant to an Investment Advisory Agreement between the Trust and the Adviser (the 'Advisory Agreement') an annual advisory fee of 1.00% of the average daily net assets of each Fund.

ASB (the 'Distributor') serves as the distributor of the Trust's Class Y, Class C, and Class A shares. The Distributor receives a services fee at the annual rate of 0.25% of each portfolio's daily net assets, pursuant to a Distribution and Services Agreement which was approved by the Board of Trustees, to cover expenses incurred by ASB for providing shareholder liaison services, including assistance with subscriptions, redemptions and other shareholder questions.

Shareholders pay the distributor a contingent deferred sales charge ('CDSC') of 1.00% on Class C shares if redemption occurs within the first year of purchase. In addition, the Trust also pays a distribution fee (12b-1) with respect to Class C shares and Class A shares calculated at the annual rate of 0.75% and 0.25% respectively, of the average daily net assets. For the six months ended April 30, 2001, total 12b-1 fees for Class C shares and Class A shares were as follows:

                                                  Class C        Class A
                                                  -------        -------
First Eagle Fund of America                       $21,931         $1,478
First Eagle International Fund                      2,341             74

NOTE 3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES -- The aggregate costs of purchases and proceeds from sales of investments (including maturities, but excluding short-term investments), during the six months ended April 30, 2001 were as follows:

                                           Purchases        Sales
                                           ---------        -----
First Eagle Fund of America               $182,498,613   $205,428,782
First Eagle International Fund              10,482,486     13,500,235

For the six months ended April 30, 2001 First Eagle Fund of America had the following written options transactions:

                                          Number of Contracts     Premium
                                          -------------------     -------
Options outstanding at October 31, 2000          12,394         $ 9,168,586
Options written                                 118,373          30,299,234
Options exercised                                21,073          10,944,902
Options expired/closed                           66,877          16,753,149
                                                -------         -----------
Options outstanding at April 30, 2001            42,817         $11,769,769
                                                -------         -----------
                                                -------         -----------

For the six months ended April 30, 2001, the First Eagle Fund of America and First Eagle International Fund paid brokerage commissions on securities transactions of $716,597 and $127,777 and of which $21,580 and $9,439 was paid to ASB, respectively.

NOTE 4. CAPITAL SHARES -- The Declaration of the Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. The Trust has established Class Y, Class C, and Class A shares. Each share of a class represents an identical interest in the portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

Transactions in shares of each portfolio were as follows:

                           Six months ended                Year ended
                            April 30, 2001              October 31, 2000
                            --------------              ----------------
                         Shares        Amount        Shares         Amount
                         ------        ------        ------         ------
FIRST EAGLE FUND OF AMERICA CLASS Y
Shares sold             2,303,887   $ 47,114,073     7,120,501   $ 139,620,630
Shares redeemed        (3,018,122)   (61,557,273)  (16,306,748)   (319,315,046)
Shares issued on
reinvestment              117,052      2,257,932     1,764,711      33,493,785
                       ----------   ------------   -----------   -------------
Net Decrease             (597,183)  $(12,185,268)   (7,421,536)  $(146,200,631)
                       ----------   ------------   -----------   -------------
                       ----------   ------------   -----------   -------------

                           Six months ended                Year ended
                            April 30, 2001              October 31, 2000
                            --------------              ----------------
                         Shares        Amount        Shares         Amount
                         ------        ------        ------         ------
FIRST EAGLE FUND OF AMERICA CLASS C
Shares sold               4,703     $    95,798       69,694     $  1,328,071
Shares redeemed         (79,324)     (1,559,295)    (763,885)     (14,674,238)
Shares issued on
reinvestment              1,921          36,181       73,583        1,375,169
                        -------     -----------     --------     ------------
Net Decrease            (72,700)    $(1,427,316)    (620,608)    $(11,970,998)
                        -------     -----------     --------     ------------
                        -------     -----------     --------     ------------

                           Six months ended                Year ended
                            April 30, 2001              October 31, 2000
                            --------------              ----------------
                         Shares        Amount        Shares         Amount
                         ------        ------        ------         ------
FIRST EAGLE FUND OF AMERICA CLASS A
Shares sold               1,070      $  21,732        37,420      $   730,325
Shares redeemed          (6,255)      (128,310)      (59,592)      (1,218,615)
Shares issued on
reinvestment                260          4,985         2,498           47,304
                         ------      ---------       -------      -----------
Net Decrease             (4,925)     $(101,593)      (19,674)     $  (440,986)
                         ------      ---------       -------      -----------
                         ------      ---------       -------      -----------

                                 Six months ended            Year ended
                                  April 30, 2001          October 31, 2000
                                  --------------          ----------------
                               Shares      Amount       Shares      Amount
                               ------      ------       ------      ------
FIRST EAGLE INTERNATIONAL FUND CLASS Y
Shares sold                    249,578   $ 2,989,629    250,006   $ 4,180,093
Shares redeemed               (400,625)   (5,082,799)  (336,161)   (5,639,246)
Shares issued on
reinvestment                   388,305     4,679,071    163,961     2,544,669
                              --------   -----------   --------   -----------
Net Increase                   237,258   $ 2,585,901     77,806   $ 1,085,516
                              --------   -----------   --------   -----------
                              --------   -----------   --------   -----------

                                 Six months ended            Year ended
                                  April 30, 2001          October 31, 2000
                                  --------------          ----------------
                               Shares      Amount       Shares      Amount
                               ------      ------       ------      ------
FIRST EAGLE INTERNATIONAL FUND CLASS C
Shares sold                     7,203      $87,150       6,156     $ 101,052
Shares redeemed                (5,054)     (67,785)     (6,476)     (114,992)
Shares issued on
reinvestment                    2,846       33,267       1,393        21,280
                               ------      -------      ------     ---------
Net Increase                    4,995      $52,632       1,073     $   7,340
                               ------      -------      ------     ---------
                               ------      -------      ------     ---------

                                 Six months ended            Year ended
                                  April 30, 2001          October 31, 2000
                                  --------------          ----------------
                               Shares      Amount       Shares      Amount
                               ------      ------       ------      ------
FIRST EAGLE INTERNATIONAL FUND CLASS A
Shares sold                      11         $131         291        $5,408
Shares redeemed                 (11)        (115)        (23)         (380)
Shares issued on
reinvestment                     63          749          --            --
                                ---         ----         ---        ------
Net Increase                     63         $765         268        $5,028
                                ---         ----         ---        ------
                                ---         ----         ---        ------

Of the 18,523,379 shares of common stock outstanding for First Eagle Fund of America and 2,521,158 shares of common stock outstanding for First Eagle International Fund at April 30, 2001 ASB owned 34,574 and 13,337 shares and the ASB Profit Sharing Plan owned 517,938 and 304,618 shares respectively. The directors and officers of the Trust owned approximately 1,067,326 shares of First Eagle Fund of America and 355,117 shares of the First Eagle International Fund at April 30, 2001.

FINANCIAL HIGHLIGHTS

    SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH
PERIOD:


FIRST EAGLE FUND OF AMERICA CLASS Y

                           FOR THE
                         SIX MONTHS
                            ENDED                          FOR THE YEAR ENDED OCTOBER 31,
                           APRIL 30,        --------------------------------------------------------------
                             2001           2000         1999           1998           1997          1996
                             ----           ----         ----           ----           ----          ----
NET ASSET VALUE,
 BEGINNING OF PERIOD        $20.07         $20.46        $21.53        $20.59         $17.97         $16.28
INCOME FROM
 INVESTMENT
 OPERATIONS
  Net investment
    (loss)/income            (0.02)         (0.03)         0.07         (0.08)         (0.06)         (0.04)
  Net realized and
    unrealized gain           1.43           1.18          2.45          3.62           5.31           4.08
                            ------         ------        ------        ------         ------         ------

Total from investment
 operations                   1.41           1.15          2.52          3.54           5.25           4.04
                            ------         ------        ------        ------         ------         ------
LESS DISTRIBUTIONS
 FROM:
  Net investment
    income                      --             --            --            --          --                --
  Net realized gain          (0.15)         (1.54)        (3.59)        (2.60)         (2.63)         (2.35)
                            ------         ------        ------        ------         ------         ------
Total distributions          (0.15)         (1.54)        (3.59)        (2.60)         (2.63)         (2.35)
                            ------         ------        ------        ------         ------         ------
NET ASSET VALUE, END
 OF PERIOD                  $21.33         $20.07        $20.46        $21.53         $20.59         $17.97
                            ------         ------        ------        ------         ------         ------
                            ------         ------        ------        ------         ------         ------
Total Return                   7.1 %'D'D'     6.1 %        12.1%         19.2 %         31.0 %         27.1 %
Net assets, end of
 period               $387,970,053   $377,015,833  $536,157,945  $391,797,350   $254,438,325   $163,402,847
RATIOS TO AVERAGE NET
 ASSETS:
  Expenses (1)                 1.4 %'D'       1.4 %        1.4%          1.5 %          1.7 %          1.8 %
  Net investment
    (loss)/income             (0.2)%'D'      (0.2)%        0.3%         (0.4)%         (0.3)%         (0.2)%
Portfolio turnover
 rate                           42 %           55 %         89%           83 %           98 %           93 %

 'D' Annualized

 'D'D' Total return not annualized

(1) For the year ended October 31, 2000, the ratio of expenses to average net assets without the effect of earnings credits was 1.4%. As of November 1, 2000, the funds no longer receive earnings credits to offset expenses.

FINANCIAL HIGHLIGHTS

    SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH
PERIOD:

FIRST EAGLE FUND OF AMERICA CLASS C

                                   FOR THE
                                  SIX MONTHS              FOR THE YEAR ENDED     MARCH 2, 1998
                                    ENDED                     OCTOBER 31,           THROUGH
                                  APRIL 30,                   -----------         OCTOBER 31,
                                     2001                2000          1999         1998*
                                     ----                ----          ----         -----
NET ASSET VALUE, BEGINNING OF
 PERIOD                           $   19.62         $    20.18      $   21.43     $  21.07
INCOME FROM INVESTMENT
 OPERATIONS
   Net investment loss                (0.09)             (0.17)         (0.20)       (0.16)
   Net realized and unrealized
    gain                               1.39               1.15           2.54         0.52
                                  ----------        ----------    -----------     --------
Total from investment operations       1.30               0.98           2.34         0.36
                                  ----------        ----------    -----------     --------
LESS DISTRIBUTIONS FROM:
   Net investment income                 --                 --             --           --
   Net realized gain                  (0.15)             (1.54)         (3.59)          --
                                  ----------        ----------    -----------     --------
Total distributions                   (0.15)             (1.54)         (3.59)          --
                                  ----------        ----------    -----------     --------
NET ASSET VALUE, END OF PERIOD    $   20.77         $    19.62    $     20.18     $  21.43
                                  ----------        ----------    -----------     --------
                                  ----------        ----------    -----------     --------
Total Return                            6.7 %'D'D'         5.2 %         11.2 %        1.7 %'D'D'
Net assets, end of period         $5,778,205        $6,884,260    $19,601,461     $674,944
RATIOS TO AVERAGE NET ASSETS:
   Expenses (1)                         2.2 %'D'           2.2 %          2.1 %        1.8 %'D'
   Net investment loss                 (0.9)%'D'          (0.9)%         (0.9)%       (0.9)%'D'
Portfolio turnover rate                  42 %               55 %           89 %         83 %

 * Commencement of investment operations

 'D' Annualized

 'D'D' Total return not annualized

(1) For the year ended October 31, 2000, the ratio of expenses to average net assets without the effect of earnings credits was 2.2%. As of November 1, 2000, the funds no longer receive earnings credits to offset expenses.

FINANCIAL HIGHLIGHTS

    SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH
PERIOD:

FIRST EAGLE FUND OF AMERICA CLASS A

                                       FOR THE SIX
                                         MONTHS                       FOR THE YEAR   NOVEMBER 20, 1998
                                          ENDED                          ENDED            THROUGH
                                        APRIL 30,                     OCTOBER 31,       OCTOBER 31,
                                          2001                            2000             1999*
                                          ----                            ----             -----
NET ASSET VALUE, BEGINNING OF PERIOD   $    19.98                      $    20.42        $    20.33
INCOME FROM INVESTMENT OPERATIONS
   Net investment loss                      (0.04)                          (0.08)            (0.09)
   Net realized and unrealized gain          1.42                            1.18              1.93
                                       ----------                      ----------        ----------
Total from investment operations             1.38                            1.10              1.84
                                       ----------                      ----------        ----------
LESS DISTRIBUTIONS FROM:
   Net investment income                       --                              --                --
   Net realized gain                        (0.15)                          (1.54)            (1.75)
                                       ----------                      ----------        ----------
Total distributions                         (0.15)                          (1.54)            (1.75)
                                       ----------                      ----------        ----------
NET ASSET VALUE, END OF PERIOD         $    21.21                      $    19.98        $    20.42
                                       ----------                      ----------        ----------
                                       ----------                      ----------        ----------
Total Return                                  7.0 %'D'D'                      5.8 %             8.6 %'D'D'
Net assets, end of period              $1,213,007                      $1,241,295        $1,670,284
RATIOS TO AVERAGE NET ASSETS:
   Expenses (1)                               1.7 %'D'                        1.7 %             1.6 %'D'
   Net investment loss                       (0.4)%'D'                       (0.4)%            (0.4)%'D'
Portfolio turnover rate                        42 %                            55 %              89 %

 * Commencement of investment operations

 'D' Annualized

 'D'D' Total return not annualized

(1) For the year ended October 31, 2000, the ratio of expenses to average net assets without the effect of earnings credits was 3.0%. As of November 1, 2000, the funds no longer receive earnings credits to offset expenses.

FINANCIAL HIGHLIGHTS

    SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH
PERIOD:

FIRST EAGLE INTERNATIONAL FUND CLASS Y

                                                                                        FOR THE
                                                                                         PERIOD
                               FOR THE                                                    FROM
                              SIX MONTHS                                               JANUARY 1,       FOR THE YEAR ENDED
                                ENDED           FOR THE YEAR ENDED OCTOBER 31,          THROUGH            DECEMBER 31,
                              APRIL 30,     ---------------------------------------   OCTOBER 31,    -------------------------
                                 2001          2000          1999          1998           1997          1996          1995
                                 ----          ----          ----          ----           ----          ----          ----
NET ASSET VALUE,
 BEGINNING OF PERIOD            $15.71        $16.18        $16.09        $16.17         $15.04        $13.38        $12.37
INCOME FROM
 INVESTMENT
 OPERATIONS
  Net investment loss            (0.04)        (0.13)        (0.17)        (0.06)         (0.12)        (0.16)        (0.13)
  Net realized and
    unrealized gain              (1.90)         1.07          1.60          0.95           1.25          2.29          1.57
                                ------        ------        ------        ------         ------        ------        ------
Total from investment
 operations                      (1.94)         0.94          1.43          0.89           1.13          2.13          1.44
                                                                          ------         ------        ------        ------
LESS DISTRIBUTIONS
 FROM:
  Net investment
    income                          --            --            --            --             --            --            --
  Net realized gain              (2.79)        (1.41)        (1.34)        (0.97)            --         (0.47)        (0.43)
                                ------        ------        ------        ------         ------        ------        ------
Total distributions              (2.79)        (1.41)        (1.34)        (0.97)            --         (0.47)        (0.43)
                                ------        ------        ------        ------         ------        ------        ------
NET ASSET VALUE, END
 OF PERIOD                      $10.98        $15.71        $16.18        $16.09         $16.17        $15.04        $13.38
                                ------        ------        ------        ------         ------        ------        ------
                                ------        ------        ------        ------         ------        ------        ------
Total Return                     (13.9)%'D'D'    5.9 %         9.4 %         5.8 %          7.5 %'D'D'   15.9 %        11.6 %
Net assets, end of
 period                    $27,050,564   $34,980,660   $34,781,555   $38,222,433    $36,320,210   $32,105,280   $22,420,889
RATIOS TO AVERAGE NET
 ASSETS:
  Expenses (1)                     2.1 %'D'      2.1 %         2.4 %         2.4 %          2.3 %'D'      2.9 %         3.1 %
  Net investment loss             (0.7)%'D'     (0.7)%        (1.1)%        (0.5)%         (1.0)%'D'     (1.1)%        (1.1)%
Portfolio turnover
 rate                               36 %         120 %          87 %          85 %           54 %         101 %         166 %

 'D' Annualized

 'D'D' Total return not annualized

(1) For the year ended October 31, 2000, the ratio of expenses to average net assets without the effect of earnings credits was 2.2%. As of November 1, 2000, the funds no longer receive earnings credits to offset expenses.

FINANCIAL HIGHLIGHTS

    SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH
PERIOD:

FIRST EAGLE INTERNATIONAL FUND CLASS C

                                  FOR THE
                                 SIX MONTHS         FOR THE YEAR ENDED      MARCH 2, 1998
                                   ENDED                OCTOBER 31,            THROUGH
                                 APRIL 30,              -----------          OCTOBER 31,
                                    2001            2000         1999          1998*
                                    ----            ----         ----          -----
NET ASSET VALUE, BEGINNING OF
 PERIOD                           $  15.35        $  15.95     $  16.01      $  16.90
INCOME FROM INVESTMENT
 OPERATIONS
   Net investment (loss)/income      (0.09)          (0.25)       (0.29)         0.84
   Net realized and unrealized
    gain/(loss)                      (1.83)           1.06         1.57         (1.73)
                                  --------        --------     --------      --------
Total from investment
 operations                          (1.92)           0.81         1.28         (0.89)
LESS DISTRIBUTIONS FROM:
   Net investment income                --              --           --            --
   Net realized gain                 (2.79)          (1.41)       (1.34)           --
                                  --------        --------     --------      --------
Total distributions                  (2.79)          (1.41)       (1.34)           --
                                  --------        --------     --------      --------
NET ASSET VALUE, END OF PERIOD    $  10.64        $  15.35     $  15.95      $  16.01
                                  --------        --------     --------      --------
                                  --------        --------     --------      --------
Total Return                         (14.1)%'D'D'      5.1 %        8.4 %        (5.3)%'D'D'
Net assets, end of period         $561,595        $733,877     $745,850      $307,738
RATIOS TO AVERAGE NET ASSETS:
   Expenses (1)                        2.8 %'D'        2.9 %        3.2 %         2.3 %'D'
   Net investment (loss)/income       (1.4)%'D'       (1.5)%       (2.0)%         4.2 %'D'
Portfolio turnover rate                 36 %           120 %         87 %          93 %

 * Commencement of investment operations

 'D' Annualized

 'D'D' Total return not annualized

(1) For the year ended October 31, 2000, the ratio of expenses to average net assets without the effect of earnings credits was 3.0%. As of November 1, 2000, the funds no longer receive earnings credits to offset expenses.

FINANCIAL HIGHLIGHTS

    SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH
PERIOD:

FIRST EAGLE INTERNATIONAL FUND CLASS A

                                            FOR THE
                                           SIX MONTHS       FOR THE     MARCH 11, 1999
                                             ENDED        YEAR ENDED       THROUGH
                                           APRIL 30,      OCTOBER 31,    OCTOBER 31,
                                              2001           2000           1999*
                                              ----           ----           -----
NET ASSET VALUE, BEGINNING OF PERIOD        $ 15.64        $ 16.15        $ 15.06
INCOME FROM INVESTMENT OPERATIONS
   Net investment loss                        (0.06)         (0.17)         (0.15)
   Net realized and unrealized gain           (1.89)          1.07           1.24
                                            -------        -------        -------
Total from investment operations              (1.95)          0.90           1.09
                                            -------        -------        -------
LESS DISTRIBUTIONS FROM:
   Net investment income                         --             --             --
   Net realized gain                          (2.79)         (1.41)            --
                                            -------        -------        -------
Total distributions                           (2.79)         (1.41)            --
                                            -------        -------        -------
NET ASSET VALUE, END OF PERIOD              $ 10.90        $ 15.64        $ 16.15
                                            -------        -------        -------
                                            -------        -------        -------
Total Return                                  (14.1)%'D'D'     5.7 %          7.2 %'D'D'
Net assets, end of period                   $52,393        $74,161        $72,305
RATIOS TO AVERAGE NET ASSETS:
   Expenses (1)                                 2.3 %'D'       2.4 %          2.7 %'D'
   Net investment loss                         (1.0)%'D'      (1.0)%         (1.6)%'D'
Portfolio turnover rate                          36 %          120 %           87 %

 * Commencement of investment operations

 'D' Annualized

 'D'D' Total return not annualized

(1) For the year ended October 31, 2000, the ratio of expenses to average net assets without the effect of earnings credits was 2.5%. As of November 1, 2000, the funds no longer receive earnings credits to offset expenses.

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

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

                      (This page left blank intentionally)

FIRST EAGLE FUNDS
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105-4300
TOLL FREE (800) 451-3623
TRANSFER AGENT FAX: (614) 428-3348
WEBSITE: WWW.FIRSTEAGLEFUNDS.COM

TRUSTEES
JOHN P. ARNHOLD
CANDACE K. BEINECKE
EDWIN J. EHRLICH
K. GEORG GABRIEL
ROBERT J. GELLERT
JAMES E. JORDAN
MICHAEL M. KELLEN, Vice Chairman of the Board
WILLIAM M. KELLY
STANFORD S. WARSHAWSKY, Chairman of the Board

OFFICERS
JOHN P. ARNHOLD, Co-President
HAROLD J. LEVY, Co-President
DAVID L. COHEN, Senior Vice President
ARTHUR F. LERNER, Senior Vice President
ROBERT MILLER, Treasurer
ROBERT BRUNO, Vice President and Secretary
TRACY SALTWICK, Vice President
EDWIN OLSEN, Vice President
ANDREW DeCURTIS, Vice President
STEFANIE SPRITZLER, Asst. Treasurer
WINNIE LEUNG, Asst. Treasurer
SUZAN J. AFIFI, Asst. Secretary

INVESTMENT ADVISER
ARNHOLD AND S. BLEICHROEDER ADVISERS, INC.
1345 Avenue of the Americas
New York, NY 10105

CUSTODIAN
THE BANK OF NEW YORK
One Wall Street
New York, NY 10286

TRANSFER AGENT
BISYS FUND SERVICES, INC.
3435 Stelzer Road
Columbus, OH 43219

LEGAL COUNSEL
SHEARMAN & STERLING
599 Lexington Avenue
New York, NY 10022

INDEPENDENT AUDITORS
KPMG LLP
757 Third Avenue
New York, NY 10017

The financial information included herein is taken from records of the Funds without examination by the Funds' independent auditors, who do not express an opinion thereon.

This report is not authorized for distribution to prospective investors unless accompanied by a current prospectus.


                            STATEMENT OF DIFFERENCES
                           -------------------------

The dagger symbol shall be expressed as...........................     'D'